UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 20, 2026

Date of Report (Date of earliest event reported)

INDAPTUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40652	86-3158720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle 15th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(646) 427-2727

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	INDP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on December 22, 2025, in connection with the transactions contemplated by the securities purchase agreement with investor David E. Lazar, Indaptus Therapeutics, Inc. (the “Company”) entered into employment modification agreements with, among others, Jeffrey A. Meckler, Co-Chief Executive Officer and Michael J. Newman, Ph.D., Chief Science Officer (collectively, the “Executive Officers”). On January 20, 2026, the Company further modified the employment agreements of each of the Executive Officers, pursuant to a salary adjustment agreement (the “Salary Adjustment Agreement”) in which, effective January 15, 2026, each of the Executive Officers’ salary was adjusted for the remainder of the year to $60,000 per annum in accordance with the Company’s standard payroll practice less applicable deductions.

The Salary Adjustment Agreement of each Mr. Meckler and Mr. Newman is attached hereto as Exhibit 10.1 and 10.2 and incorporated herein by reference.

Additionally, as previously disclosed in the Current Report on Form 8-K filed by the Company on January 2, 2026, Anthony Maddaluna, a member of the Company’s Board of Directors (the “Board”), notified the Company of his intention to resign from the Board effective as of the Company’s next special meeting of stockholders. On January 20, 2026, Mr. Maddaluna informed the Company that, after further consideration, he has decided to rescind his resignation and to remain as a member of the Board of Directors. The Board has accepted Mr. Maddaluna’s decision to continue serving as a director, and accordingly, Mr. Maddaluna will continue to serve as a Board member following the special meeting of stockholders and continue his membership of the Compensation Committee and Nominating Committee.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1+	Salary Adjustment Agreement dated January 20 between the Company and Jeffrey A. Meckler
10.2+	Salary Adjustment Agreement dated January 20 between the Company and Michael J. Newman, Ph.D.
104	Cover Page Interactive Data File

+ Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2026

INDAPTUS THERAPEUTICS, INC.

By:	/s/ Nir Sassi
Name:	Nir Sassi
Title:	Chief Financial Officer